Exhibit 10-BBi

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 5, 2011 (this “Amendment”), is entered into among TECH DATA CORPORATION, a Florida corporation (the “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent entered into that certain Third Amended and Restated Credit Agreement dated as of March 20, 2007 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto agree to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendment to Credit Agreement.

(a) Section 8.06(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) the Borrower may (i) declare and make other dividend payments and (ii) purchase shares of its common stock in one or more series of open market purchases, but only if (A) the aggregate amount of such dividend payments plus the aggregate purchase price paid for such common stock does not exceed $300,000,000 in any fiscal year and (B) such dividend payments and stock purchases do not result (after giving effect thereto) in a violation of any provision of Section 8.13.

2.	Condition Precedent.

This Amendment shall become effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Required Lenders.

3.	Miscellaneous.

(a) Except as modified by this Amendment, all of the terms of the Loan Documents shall remain in full force and effect according to their terms. Upon effectiveness, this Amendment shall be deemed a Loan Document.

(b) The Borrower (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents, including, without limitation, the Pledge Agreement.

(c) The Borrower (i) affirms that each of the Liens granted in or pursuant to the Loan Documents is valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

(d) The Borrower represents and warrants to the Lenders that (i) the representations and warranties of the Borrower set forth in the Loan Documents are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) The Borrower further represents and warrants as follows:

(i) The Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

(f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or email attachment shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	TECH DATA CORPORATION

	By:	/s/ Charles V. Dannewitz
		Name:	Charles V. Dannewitz
		Title:	Senior Vice President, Treasurer

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT TECH DATA CORPORATION

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Matthew S. Hichborn
		Name:	Matthew S. Hichborn
		Title:	Assistant Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT TECH DATA CORPORATION

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Debra E. DelVecchio
		Name:	Debra E. DelVecchio
		Title:	Managing Director

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT TECH DATA CORPORATION

CITICORP USA, INC.,
as a Lender

By:	/s/ James M. Walsh
	Name:	James M. Walsh
	Title:	Managing Director

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT TECH DATA CORPORATION

JPMORGAN CHASE BANK,
as a Lender

By:	/s/ Antje B. Focke
	Name:	Antje B. Focke
	Title:	Senior Underwriter

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT TECH DATA CORPORATION

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Christopher Usas
	Name:	Christopher Usas
	Title:	Director

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT TECH DATA CORPORATION

BNP PARIBAS,
as a Lender

By:	/s/ William Davidson
	Name:	William Davidson
	Title:	Managing Director

By:	/s/ Liz Cheng
	Name:	Liz Cheng
	Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT TECH DATA CORPORATION

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Brooke Correa
	Name:	Brooke Correa
	Title:	Relationship Manager

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT TECH DATA CORPORATION

ABN AMRO BANK N.V.,
as a Lender

By:	/s/ Alex Drew
	Name:	Alex Drew
	Title:	Director

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT TECH DATA CORPORATION

BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH as a Lender

By:	/s/ Douglas Riahi
	Name:	Douglas Riahi
	Title:	Director

By:	/s/ Pranav Surendranath
	Name:	Pranav Surendranath
	Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT TECH DATA CORPORATION

US BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kenneth R. Fieler
	Name:	Kenneth R. Fieler
	Title:	Vice President

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT TECH DATA CORPORATION

By its execution below, each of the Guarantors acknowledges and consents to this Amendment and agrees that this Amendment does not reduce, modify or affect its obligations under the Facility Guaranty or any of the other Loan Documents and each Guarantor hereby reaffirms it obligations thereunder.

GUARANTORS:	TECH DATA PRODUCT MANAGEMENT, INC.

	By:	/s/ Charles V. Dannewitz
		Name:	Charles V. Dannewitz
		Title:	Senior Vice President, Treasurer

TECH DATA FINANCE PARTNER, INC.

	By:	/s/ Charles V. Dannewitz
		Name:	Charles V. Dannewitz
		Title:	Senior Vice President, Treasurer

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT TECH DATA CORPORATION